                                                                   EXHIBIT 3.125

                        OFFICE OF THE SECRETARY OF STATE

                               STATE OF OKLAHOMA,

                                     AMENDED

                          CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall come, greetings:

         WHEREAS, Articles of Incorporation duly signed and verified of U-HAUL CO. OF OKLAHOMA, INC. have been filed in the office of the Secretary of State on the 9th day of March A.D., 1973, as provided by the Laws of the State of Oklahoma.

         NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the [ILLEGIBLE] do hereby issue this Certificate of Incorporation.

         IN TESTIMONY WHEREOF, [ILLEGIBLE] set my hand and cause to be [ILLEGIBLE] the great Seal of the State of Oklahoma.

                             [ILLEGIBLE] at the City of Oklahoma City, this 9th day of March A.D. 1973

                             /s/ [ILLEGIBLE]
                             -------------------------------------
                             Secretary of state

                             By: /s/ [ILLEGIBLE]
                                ----------------------------------

                                                                       (minimum)
FORM NO. IA            AMENDED ARTICLES OF INCORPORATION         FEE: $11.00

PLEASE NOTE: This form must be filed with a letter from the Oklahoma Tax Commission stating that the franchise tax has been paid for the current fiscal year. If the authorized capital is increased, the fee is $8.00 PLUS $1.00 per $1,000 Increase.

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

We, the undersigned,               (ADDRESS)                (CITY AND STATE)
--------------------------------------------------------------------------------
           JOHNNY L. JACKSON    1612 S.E. 25th St.     Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
           BELVIE DEAN ROSS            "                         "
--------------------------------------------------------------------------------
           CARMEN COOK                 "                         "
--------------------------------------------------------------------------------

being persons legally competent to amend the Articles of Incorporation pursuant to the provisions of the "Business Corporation Act" of the State of Oklahoma, do hereby execute and submit the following amended Articles of Incorporation.

(1) The name of the corporation is Former; AMERCO MARKETING CO. OF OKLAHOMA,
    INC.

         NEW NAME: U-HAUL CO. OF OKLAHOMA, INC.
--------------------------------------------------------------------------------
(If the corporate name is changed, please show the former name also).

(2) A. No Change, As Filed [X]

B. As Amended - The address of the registered office in Oklahoma is___________ __________________________, City of_____________________, and the name of the registered agent at such address is________________________________________.

(3) A. No Change, As Filed [X]

B. As Amended - The duration of the corporation is _____________ years.

(4) A. No Change, As Filed [X]

B. As Amended - The purpose or purposes for which the corporation is formed are:

(5) A. No Change, As Filed [X]

B. As Amended - The aggregate number of the authorized shares, itemized by class, par value of shares, shares without par value, and series, if any, within a class is:

CLASS   SERIES    NUMBER OF SHARES        PAR VALUE - NO FAR VALUE
-----   ------    ----------------        ------------------------

(6) A. No Change, As Filed [X]

B. As Amended - The amount of stated capital with which the corporation will begin business is $___________________, which has been fully paid in (must be at least $500)

(7) A. No Change, As Filed [X]

B. As Amended - The number and class of shares to be allotted by the corporation before it shall begin business and the consideration to be received therefor are:

CLASS     SERIES      NUMBER OF SHARES          CONSIDERATION TO BE RECEIVED
-----     ------      ----------------          ----------------------------

(8) A. No Change, As Filed [X]

B. As Amended - The number of directors to be elected at the first meeting of the shareholders is____________________.

PLEASE COMPLETE ONE OF THE FOLLOWING (9) (10) or (11) depending upon the method of execution of the amended Articles of Incorporation.

(9) IF SUCH AMENDMENT BE BY THE CORPORATION UPON THE APPROVAL OF THE SHAREHOLDERS, SUCH AMENDED ARTICLES SHALL FURTHER SET FORTH:

(a) Such amendment was proposed by a resolution of the Board of Directors on the 21st day of February, 1973.

(b) The amendment was adopted by a vote of the shareholders in accordance with the provisions of 18 0. S. 1961, I 1.153.

(c) The meeting of the shareholders of the corporation at which the amendment was adopted was held at OKLAHOMA CITY, OKLAHOMA.

(d) Notice of the meeting was given by Waiver________________________________ for a period of 10 days

(e) The class and number of shares voted for and against such amendment was:

CLASS                 NUMBER OF SHARES      VOTED FOR     VOTED AGAINST
-----                 ----------------      ---------     -------------
   COMMON                  500                 500            -0-

(Corporate Seal)                         AMERCO MARKETING CO. OF OKLAHOMA. INC.
                                         ---------------------------------------
                                           Exact Corporate Name

ATTEST:

/s/ Carmen Cook                          /s/ Johnny L. Jackson
-----------------------------            ---------------------------------------
by its Secretary                         by its President
            Carmen Cook                                 Johnny L. Jackson

(10) IF SUCH AMENDMENT BE BY THE INCORPORATORS, SUCH AMENDED ARTICLES SHALL FURTHER SET FORTH:

(a) No shares of the corporation have been allotted.

(b) The corporation has not begun or transacted any business or incurred any indebtedness except such business or indebtedness as shall have been incidental to its organization or to the obtaining of subscriptions or payment for its shares; and

(c) No subscriptions have been taken and no shares have been subscribed for; OR Subscriptions have been taken and ________ shares subscribed for, and the subscribers for at least two/thirds of such number of shares have signed and filed with the Incorporators-Secretary of the corporation their written consent to the amendment.

(Majority of Incorporators must sign)    N/A

(Corporate Seal)                         _______________________________________

Subscribed and Sworn to before me this   ____________day of __________, 19_____.

(Notarial Seal)                          _______________________________________
                                         NOTARY PUBLIC

My Commission expires_____________.

(11) IF SUCH AMENDMENT BE BY THE BOARD OF DIRECTORS, SUCH AMENDED ARTICLES SHALL FURTHER SET FORTH:

(a) The general nature of the amendment is _____________________________________

(b) As provided for in 18 0. S. 1961, I 1.162, a resolution of amendment was adopted at a meeting duly called on the ____________day of _________, 19____.

(Majority of Directors must sign)        N/A

(Corporate Seal)                         _______________________________________

Subscribed and Sworn to before me this   ___________day of __________, 19___.

(Notarial Seal)                          _______________________________________
                                         NOTARY PUBLIC

My Commission expires_____________.

                        OFFICE OF THE SECRETARY OF STATE

                               STATE OF OKLAHOMA,

                                    AMENDED

                          CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall come, greetings:

         WHEREAS, Articles of Incorporation duly signed and verified of AMERCO MARKETING CO. OF OKLAHOMA, INC. have been filed in the office of the Secretary of State on the 12th day of January A.D. 1971 as provided by the times of the State of Oklahoma.

         NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the [ILLEGIBLE] do hereby issue this Certificate of Incorporation.

         IN TESTIMONY WHEREOF, [ILLEGIBLE] set my hand and cause to be affixed the great Seal of the State of OklahOma.

                             [ILLEGIBLE] at the City of OklahOma City, this 12th day of January A.D. 1971

                             [ILLEGIBLE]
                             --------------------------------------------------
                             Secretary of state

                             By: /s/ [ILLEGIBLE]
                                -----------------------------------------------

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                            U-HAUL CO. OKLAHOMA, INC.

STATE OF OKLAHOMA )
                  )ss.
COUNTY OKLAHOMA   )

         John L. Jackson and Norma J. Jackson being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF OKLAHOMA, INC.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Oklahoma City, Oklahoma on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF OKLAHOMA, INC."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Oklahoma City, Oklahoma on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                             /s/ [ILLEGIBLE]
                                             ----------------------------------
                                                 President

                  (CORPORATE SEAL)

ATTEST:

/s/ [ILLEGIBLE]
----------------------------------
    Secretary

Page 1 of Two Pages

STATE OF OKLAHOMA  )
                   ) ss.
COUNTY OF OKLAHOMA )

         On this 1st day of October, 1970, before me, a Notary Public, personally appeared John L. Jackson and Norma J. Jackson known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                             /s/ [ILLEGIBLE]
                                             ----------------------------------
                                             Notary Public

                My commission expires

(NOTARIAL SEAL)

Page 2 of Two Pages

                        OFFICE OF THE SECRETARY OF STATE

                               STATE OF OKLAHOMA,

                         CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall come, greetings:

         WHEREAS, Articles of Incorporation duly signed and verified of U-HAUL CO. OF OKLAHOMA, INC. have been filed in the office of the Secretary of State on the 5th day of MARCH A.D., 1970 as provided by the times of the State of Oklahoma.

         NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the [ILLEGIBLE] do hereby issue this Certificate of Incorporation.

         IN TESTIMONY WHEREOF, [ILLEGIBLE] set my hand and cause to be affixed the great Seal of the State of Oklahoma.

                              [ILLEGIBLE] at the City of Oklahoma City, this 5th day of MARCH A.D. 1970

                              /s/ [ILLEGIBLE]
                              ------------------------------------------
                              Secretary of state

                              By: /s/ [ILLEGIBLE]
                                 ---------------------------------------
                                      [ILLEGIBLE]

FORM No. 1

                            ARTICLES OF INCORPORATION

FILE IN DUPLICATE

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

                 TO SECRETARY OF STATE OF THE STATE OF OKLAHOMA

We, the undersigned Incorporators,

NAME                NUMBER             STREET             CITY            STATE
David L. Helsten     2727     North Central Avenue,     Phoenix,      Arizona 85004
-----------------------------------------------------------------------------------
Richard Rink         2727     North Central Avenue,     Phoenix,      Arizona 85004
-----------------------------------------------------------------------------------
Arthur G. Saifert    2727     North Central Avenue,     Phoenix,      Arizona 85004

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

Being persons legally competent to enter into contracts, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Oklahoma, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

The same of this Corporation is:

                          U-HAUL CO. OF OKLAHOMA, INC.
--------------------------------------------------------------------------------
   (must end with "Corporation", "Company", "Incorporated" or "Limited" or an
                             abbreviation of one).

                                  ARTICLE TWO

The address of its registered office in the State of Oklahoma is c/o The Corporation Company 735 First National Building in the City of Oklahoma City County of Oklahoma and the name of its registered agent is The Corporation Company his address is 735 First National Building Oklahoma City 73102

                                 ARTICLE THREE

The duration of the corporation is: 50 years

                            (Not to exceed 50 years)

                                  ARTICLE FOUR

The purposes for which this corporation is formed are:

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Oklahoma upon corporation, and to engage in any lawful activity within the purposes for which corporations may be organized under the Business Corporation Act of the State of Oklahoma.

(If additional space is needed to state purposes, Attach additional sheet "Article 4 - Addendum")

Form No. 1                                                                PAGE 2

                                  ARTICLE FIVE

         The aggregate number of shares which the corporation shall have authority to allot is 2,500 divided into one classes. The designation of each class, the number of shares of each class,and the par value of the shares of each class are as follows:

CLASS     SERIES       NUMBER OF SHARES    PAR VALUE
Common                 Common 2,500        $    10.00
                       Preferred

                                  Total    $25,000.00
                                           ----------

                                   ARTICLE SIX

         The amount of stated capital with which it will begin business is $ 500.00, which has been fully paid in. (Not less than $500.00)

                                  ARTICLE SEVEN

         The number and class of shares to be allotted by the corporation before It shall begin business and the consideration to be received by the corporation therefore, are:

                                                     CONSIDERATION TO BE
CLASS OF SHARES            NUMBER OF SHARES           RECEIVED THEREFOR
Common                              50                     $500.00

                                  ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is three (3)

                          (SIGNATURE OF INCORPORATORS)

                                       [ILLEGIBLE]

                                       [ILLEGIBLE]

                                       [ILLEGIBLE]

                                       -------------------------------------

                                       -------------------------------------

                                       -------------------------------------

STATE OF ARIZONA   )
                   )ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public in and for said County and State on this 5th day of February, 1970, personally appeared David L. holsten, Richard Rink and Arthur G. Seifert_______________________________________________________________
________________________________________________________________________________
To me known to be the Identical persons who executed the foregoing Articles of Incorporation and acknowledge to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

                                           [ILLEGIBLE]
                                           -------------------------------------
                                           (Notary Public)

My Commission expires [ILLEGIBLE]
(SEAL)

         (This form must be executed and attached to Articles of Incorporation)

                         AFFIDAVIT AS TO PAID IN CAPITAL

STATE OF ARIZONA                 )
                                 ) SS
COUNTY OF MARICOPA               )

David L. Helsten
Richard Rink

and Arthur C. Seifert , of lawful age, being first duly sworn, each for himself deposes and says that the above-named affiants constitute a majority of the incorporators of P-HAUL CO. OF OKLAHOMA. INC. , a proposed corporation, and that the amount of stated capital with which said corporation will begin business, as set out in its attached articles of incorporation, has been fully paid in.

___________________________________         [ILLEGIBLE]
___________________________________         [ILLEGIBLE]
___________________________________         [ILLEGIBLE]

                           Subscribed and sworn to before me this 5th day of
February, 1970.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                    Notary Public

My Commission Expires:

    [ILLEGIBLE]
-------------------------